DOCUMENT SECURITY SYSTEMS, INC.
28 East Main Street
Suite 1525
Rochester, NY 14614

December 11, 2009

FAGENSON & CO., INC.
60 Broad Street
39TH Floor
New York, NY  10004
Attention: Robert Fagenson

Re:             Letter Agreement: Conversion of Debt into Equity and Extension of Credit Agreement Term

Gentlemen:

Reference is made to CREDIT AGREEMENT (“Credit Agreement”) dated as of January 4, 2008 between DOCUMENT SECURITY SYSTEMS, INC., (“DSS”) as Borrower, and FAGENSON & CO, INC. (“Lender”) as Agent for Lenders pursuant to which DSS has borrowed an aggregate of $2,583,000 from Lender.

In consideration of the Lender converting $2,000,000 of the amount due under the Credit Agreement into shares of Common Stock, DSS shall issue to the Lender, or its assigns, 1,250,000 restricted shares of its Common Stock (the “Restricted Shares”). DSS agrees to use best efforts to register the Restricted Shares on a Registration Statement Form S-3 with the Securities and Exchange Commission within 90 days of this letter.   The Lender, or its assigns, confirm that they are accredited investors and have read and are familiar with Document Security Systems, Inc.’s filing made with the Securities and Exchange Commission of Forms 10-K, 10-Q, 8-K and any other relevant filings available at www.sec.gov pertaining to Document Security Systems, Inc.

Furthermore, the Lender agrees to the following Amendments to the Credit Agreement:

a)  Section 1.1 (xiii)   “Maximum Revolving Commitment” shall mean $1,000,000.00

a)  Section 1.1 (xxiii) “Termination Date” shall mean January 4, 2012

This letter agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

Kindly acknowledge your agreement to the foregoing by signing in the place indicated below.

Very truly yours,

DOCUMENT SECURITY SYSTEMS, INC.

By:
Name:
Title:

Acknowledged and agreed:

FAGENSON & CO, INC. as Agent For Lenders

By:
Name:
Title:

Acknowledged and agreed:

LENDERS

By:
Name:

By:
Name: